EXHIBIT 77I
                       TERMS OF NEW OR AMENDED SECURITIES

The Prospectus and Statement of Additional Information, dated July 1, 2001, regarding DF Dent Premier Growth Fund, post-effective amendment No. 98 to the Trust's Registration Statement, is incorporated by reference as filed via EDGAR on June 28, 2001, accession number 0001004402-01-500127.